UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2010

Applied Micro Circuits Corporation

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-23193	94-2586591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 Moffett Park Drive, Sunnyvale, California 94089

(Address of Principal Executive Offices)

(408) 542-8600

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 17, 2010, Applied Micro Circuits Corporation (the “Company”) completed its acquisition of TPACK A/S, a limited liability company organized under the laws of Denmark (“TPACK”), in accordance with the terms and conditions of the stock purchase agreement dated August 17, 2010 (the “Agreement”), more fully described in the Company’s Current Report on Form 8-K filed on August 18, 2010.

The total consideration paid by the Company at the closing of the transaction (the “Closing”) was approximately $32 million. Following certain working capital adjustments, deductions for transaction expenses, including without limitation, those related to certain change in control bonuses owed by the shareholders to TPACK’s employees, and indemnity escrow holdbacks of approximately $5 million, a balance of approximately $22.6 million was paid at the Closing to the former shareholders of TPACK. The former TPACK shareholders may also earn up to approximately $5 million in additional consideration payable by the Company, subject to the achievement of certain revenue and performance milestones by TPACK during the 18 month period following the Closing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press release dated September 21, 2010.

Forward-Looking Statements

The exhibits to this Current Report contain forward-looking statements that reflect the Company’s current view with respect to future events and financial performance, including statements regarding the future financial performance of the Company. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company’s products, the businesses of the Company’s major customers, reductions, rescheduling or cancellation of orders by the Company’s customers, successful and timely development of products, market acceptance of new products, changes in the Company’s strategy having a significant impact on the Company’s business, financial condition and results of operations, and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2010, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of September 21, 2010. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update any forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Date: September 21, 2010	By:	/S/ L. WILLIAM CARACCIO
L. William Caraccio
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

99.1	Press Release dated September 21, 2010.